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                                                                    Exhibit 10.5

The Stock Shop
Mr. Dan Cooper
P.O. Box 66
3911 Red Ranch Rd.
Stevensville, MT 59870

USA

                                                                  28, March 1996
                                                                           DA/kk

Your fax of March 26, 1996.

Dear Mr. Cooper,

     It is understood that Anschutz is a trademark of J.G. Anschutz GmbH and no one shall use the trademark without authorization of Anschutz. We hereby confirm that The Stock Shop may use our trademark when using Anschutz barrelled actions in a stock of The Stock Shop for advertising and promotion purposes only. In this case The Stock Shop is also authorized to call the product described above "Anschutz USA Sporting Rifles".

     The Stock Shop will also submit any proposed advertising and promotional materials using the Anschutz name and logo for the approval of Anschutz prior to publications.

     It is further understood that The Stock Shop may not sell Anschutz products without authorization of Acu Sport as long as Acu Sport has the exclusive rights for our sporters.

Sincerely,


J.G. Anschutz BrmbH



/s/ Dieter Anschutz
--------------------------------
Dieter Anschutz
President


cc: Rick Robison c/o Acu Sport